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                                                                    Exhibit 10.E

                                   GUARANTY

     GUARANTY dated as of August 21, 2001 by The FINOVA Group Inc. (the "Guarantor"), in favor of Berkadia LLC (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms defined therein and used herein but not otherwise defined herein or in Appendix A hereto have the meanings given to them in the Credit Agreement) between the Lender and FINOVA Capital Corporation (the "Borrower"), the Lender has agreed to make a single term loan in the principal amount of $5.6 billion to the Borrower upon the terms and subject to the conditions set forth therein; and

     WHEREAS, the Guarantor is the sole shareholder of the Borrower; and

     WHEREAS, it is a condition precedent to the obligation of the Lender to make the loan to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Agreement to the Lender;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Guaranty.
           --------

     (a) To induce the Lender to make the Loan, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all of the Loan Document Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

     (b) The Guarantor further agrees that, if any payment made by Borrower or any other person and applied to the Loan Document Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Lender to the Borrower, its estate, trustee, receiver or any other party, including the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien
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or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

     Section  2. Authorization;   Other  Agreements.   The  Lender  is  hereby
                 ----------------------------------
authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

     (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Loan Document Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Lender, including, without limitation, any increase or decrease of principal or the rate of interest thereon;

     (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Loan Document Obligations, or any part thereof, or any other instrument or agreement in respect of the Loan Document Obligations (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Lender;

     (c) accept partial payments on the Loan Document Obligations;

     (d) receive, take and hold additional security or collateral for the payment of the Loan Document Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

     (e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Loan Document Obligations or any part of them or any other guaranty therefor, in any manner;

     (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Loan Document Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;

     (g) apply to the Loan Document Obligations any and all payments or recoveries from the Borrower, from any other guarantor, maker or endorser of the Loan Document Obligations or any part of them to the Loan Document Obligations in such order as provided herein whether such Loan Document Obligations are secured or unsecured or guaranteed or not guaranteed by others;

     (h) apply any and all payments or recoveries from any other guarantor of the Loan Document Obligations or sums realized from security furnished by such guarantor upon its indebtedness or obligations to the Lender, whether or not such indebtedness or obligations relate to the Loan Document Obligations; and

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     (i) refund at any time any payment received by the Lender in respect of any of the Loan Document Obligations, and payment to the Lender of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Loan Document Obligations which impairs any subrogation, reimbursement or other right of the Guarantor).

     Section 3. Guaranty Absolute and Unconditional. The Guarantor hereby waives
                -----------------------------------
any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

     (a) the invalidity or unenforceability of any of the Borrower's obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of, the Loan Document Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Loan Document Obligations or any part of them;

     (b) the absence of any attempt to collect the Loan Document Obligations or any part of them from the Borrower or other action to enforce the same;

     (c) failure by the Lender or the Collateral Trustee to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

     (d) the Lender's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

     (e)   any   borrowing   or   grant   of  a  Lien   by  the   Borrower,   as
debtor-in-possession,   or  extension  of  credit,  under  Section  364  of  the
Bankruptcy Code;

     (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Lender's claim (or claims) for repayment of the Loan Document Obligations;

     (g) any use of cash collateral under Section 363 of the Bankruptcy Code;

     (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

     (i) the avoidance of any Lien in favor of the Collateral Trustee for any reason;

     (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, the

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Guarantor or any of the Borrower's Subsidiaries, including, without limitation, any discharge of, or bar or stay against collecting, all or any of the Loan Document Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

     (k) failure by the Lender to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

     (l) any action taken by the Lender that is authorized hereby;

     (m) any election following the occurrence of an Event of Default by the Lender or the Collateral Trustee to proceed separately against the personal property Collateral in accordance with the Lender's or the Collateral Trustee's rights under the UCC (as defined in the Parent Pledge Agreement) or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with the Lender's or the Collateral Trustee's rights with respect to such real property; or

     (n) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Loan Document Obligations.

     Section 4. Waivers.  The Guarantor  hereby  waives  diligence,  promptness,
                -------
presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Loan Document Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower. The Guarantor shall not, until the Loan Document Obligations are irrevocably paid in full, assert any claim or counterclaim it may have against the Borrower or set off any of its obligations to the Borrower against any obligations of the Borrower to it. In connection with the foregoing, the Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

     Section 5.  Reliance.  The  Guarantor  hereby  assumes  responsibility  for
                 --------
keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Loan Document Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Loan Document Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that the Lender shall not have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, the Lender shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which the Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to the Guarantor.

     Section 6. Waiver of Subrogation and  Contribution  Rights.  Until the Loan
                -----------------------------------------------
Document Obligations have been irrevocably paid in full, the Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Lender against the Borrower or any right of reimbursement or contribution or similar right against the Borrower by reason of this Agreement or by any payment made by the Guarantor in respect of the Loan Document Obligations.

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     Section 7. Subordination. The Guarantor hereby agrees that any Indebtedness
                -------------
of the Borrower now or hereafter owing to the Guarantor, whether heretofore, now or hereafter created, including without limitation the Intercompany Note (the "Guarantor Subordinated Debt"), is hereby subordinated to all of the Loan Document Obligations, and that, except for payments of principal and interest expressly required by the terms of the Intercompany Note and except as permitted by the Credit Agreement (but in each case only when such payment is so required), the Guarantor Subordinated Debt shall not be paid in whole or in part until the Loan Document Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. The Guarantor shall not accept any payment of or on account of the Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay to the Lender any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Lender shall be applied to payment of the Loan Document Obligations as provided in the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the Guarantor as trustee for the Lender and shall be paid over to the Lender immediately on account of the Loan Document Obligations, but without otherwise affecting in any manner the Guarantor's liability hereof.

     Section 8. Default;  Remedies.  The obligations of the Guarantor  hereunder
                ------------------
are independent of and separate from the Loan Document Obligations. If any of the Loan Document Obligations is not paid when due, or upon any Event of Default or upon any default by the Borrower as provided in any other instrument or document evidencing all or any part of the Loan Document Obligations, the Lender may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Loan Document Obligations then due, without first proceeding against the Borrower or any other guarantor of the Loan Document Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against the Guarantor. At any time after maturity of the Loan Document Obligations, the Lender may (unless the Loan Document Obligations have been irrevocably paid in full), without notice to the Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Loan Document Obligations (a) any indebtedness due or to become due from the Lender to the Guarantor and (b) any moneys, credits or other property belonging to the Guarantor at any time held by or coming into the possession of the Lender or any of its Affiliates.

     Section 9. Irrevocability. This Guaranty shall be irrevocable as to any and
                --------------
all of the Loan Document Obligations until all monetary Loan Document Obligations outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of the Guarantor or its successors or assigns, and at the cost and expense of the Guarantor or its successors or assigns, the Lender shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

     Section 10. Setoff.  Upon the  occurrence and during the  continuance of an
                 ------
Event of Default, the Lender and its Affiliates may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Loan Document Obligations (a) any indebtedness due or to become due from the Lender or such Affiliate to the Guarantor, and (b) any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of the Lender or such Affiliate.

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     Section 11. No Marshalling.  The Guarantor consents and agrees that neither
                 --------------
the Lender nor any Person acting for or on behalf of the Lender shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Loan Document Obligations.

     Section 12. Enforcement;  Amendments;  Waivers. No delay on the part of the
                 ----------------------------------
Lender in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Loan Document Obligations, the Collateral or any other guaranty of or security for all or any part of the Loan Document Obligations shall operate as a waiver thereof, and no single or partial exercise by the Lender of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver and approved by the Lender. Failure by the Lender at any time or times hereafter to require strict performance by the Borrower, the Guarantor, any other guarantor of all or any part of the Loan Document Obligations or any other Person of any of the provisions, covenants, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to the Lender shall not waive, affect or diminish any right of the Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or the Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by the Lender shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Lender permitted hereunder shall in any way affect or impair the Lender's rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Lender shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

     Section 13. Successors and Assigns. This Guaranty shall be binding upon the
                 ----------------------
Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns; all references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns (including, without limitation, any Participant in the Loan). The successors and assigns of the Guarantor and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

     Section 14.  Representation  and Warranties The Guarantor hereby represents
                  ------------------------------
and warrants to the Lender that, except as set forth in the corresponding section or subsection of the disclosure schedule delivered concurrently herewith by the Guarantor to the Lender:

     (a) The Guarantor (i) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease

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or operation of Property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing in jurisdictions other than the State of Delaware, individually or in the aggregate, has not caused and would not reasonably be expected to cause a Guarantor Loss Event and (iv) is in compliance with its Constituent Documents.

     (b) The Guarantor has the requisite corporate power and authority to make, deliver and perform this Guaranty and the other Security Documents to which it is a party and to incur the obligations provided for herein and therein. The Guarantor has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty and the other Security Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution or delivery by the Guarantor of, or the performance of its obligations under, this Guaranty or any of the other Security Documents, except (i) those which the failure to obtain would not, individually or in the aggregate, be reasonably expected to cause a Guarantor Loss Event and (ii) consents, authorizations, filings and notices described in
Schedule 14(b) hereto which consents, authorizations, filings and notices have been obtained or made and are in full force and effect. Each applicable Security Document has been duly executed and delivered on behalf of the Guarantor. This Guaranty constitutes, and each other Security Document to which it is a party upon execution by the Guarantor and the other parties thereto, will constitute, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (c) (i) The execution, delivery and performance of this Guaranty and the other Security Documents does not, and will not, violate, result in a breach of, or constitute a default under (or constitute an event which with notice, lapse of time or both would violate, result in a breach of, or constitute a default under), any Requirement of Law, Contractual Obligation or Constituent Document of the Guarantor and will not result in, or require, the creation or imposition of any Lien (other than Liens created by the Security Documents) on any of the Properties or revenues of the Guarantor, as the case may be, pursuant to any Requirement of Law, Contractual Obligation or Constituent Document, except in the case of any Requirement of Law or Contractual Obligation, as the case may be, as would not reasonably be expected to cause, individually or in the aggregate, a Guarantor Loss Event.

         (ii) Other than such defaults as were caused or triggered by the filing of the Chapter 11 Cases, the Guarantor is not in default in any material respect in the performance, observance or fulfillment of any Contractual Obligation or in material violation of any Requirement of Law except such defaults or violations as would not reasonably be expected to cause a Guarantor Loss Event.

         (iii) No Default or Event of Default hereunder, or "default," "event of default" or event which with notice, lapse of time or both would constitute a "default" or "event of default" under any of the Loan Documents, has occurred and is continuing.

     (d) (i) The audited consolidated balance sheet of the Guarantor as at December 31, 2000, and the related consolidated statements of income and of cash flows for the Fiscal Year ended on such date included in the Guarantor's Annual Report on Form 10-K/A for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission (such balance sheet and related statements of income and cash flows being

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collectively the "Guarantor's Audited Financial Statements"), and the
accompanying report from Ernst & Young LLP (or another "big five" independent auditor selected by the Guarantor and reasonably acceptable to the Lender, the "Guarantor's Accountant"), the unaudited consolidating balance sheet of the Guarantor as at December 31, 2000, and the related unaudited consolidating statement of income for the Fiscal Year ended on such date attached as Schedule 3.4(a)(1) of the Credit Agreement (the "Guarantor's Annual Consolidating Financial Statements") and the interim unaudited consolidated and consolidating balance sheet of the Guarantor as at June 30, 2001, and the related unaudited consolidated and consolidating statement of income and consolidated statement of cash flow for the six-month period ended on such date attached as Schedule 3.4(a)(2) of the Credit Agreement (such interim balance sheets and related unaudited statements of income and cash flow being collectively the "Guarantor's Interim Financial Statements"), present fairly, accurately and completely the consolidated financial position of the Guarantor as at such date, and the consolidated or consolidating results of its operations and its consolidated cash flows for the respective Fiscal Year or six-month period then ended, as the case may be. All of the Guarantor's Audited Financial Statements, the Guarantor's Annual Consolidating Financial Statements and the Guarantor's Interim Financial Statements, including any related schedules or notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved and with prior periods (except as disclosed therein).

         (ii) Except as set forth in Schedule 14(d)(ii) hereto, since June 7, 2001, there has been no adverse change in the condition (financial or otherwise), business or operations of the Guarantor or any of its Subsidiaries and no development or event affecting any of the Guarantor or any of its Subsidiaries that, individually or in the aggregate, has had or would reasonably be expected to have a Guarantor Material Adverse Effect, other than the filing of the Chapter 11 Cases and the consequences that would normally result therefrom.

         (iii) There are no material liabilities (whether fixed or contingent and including, without limitation, Guaranty Obligations, liabilities for Taxes, and obligations with respect to interest rate swap transactions or derivatives) of the Guarantor or any of its Subsidiaries that are of the type required under GAAP to be reflected in financial statements that are not reflected in the Guarantor's Audited Financial Statements, the Guarantor's Interim Financial Statements or in the notes thereto other than liabilities arising in the ordinary course of business consistent with past practice.

     (e) (i) The projections and pro forma financial information contained in the materials provided to the Lender in connection herewith and the Bankruptcy Documents are based upon estimates and assumptions believed in good faith by management of the Guarantor to be reasonable at the time made.

         (ii) There is no fact known to the Guarantor that, individually or in the aggregate, has had or could reasonably be expected to have a Guarantor Material Adverse Effect that has not been disclosed herein, in the other Loan Documents, the Bankruptcy Documents, the Guarantor SEC Reports or in any other information furnished to the Lender for use in connection with the transactions contemplated hereby and by the other Loan Documents. The information and reports (including the Guarantor SEC Reports) furnished by the Guarantor or any of the Loan Parties to the Lender or to the Bankruptcy Court in connection with the Loan Documents or the Chapter 11 Cases, as the case may be, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a fact necessary to make the statements contained therein, taken as a whole not misleading.

     (f) Except as set forth in Schedule 14(f) hereto, no litigation, investigation or proceeding of or before any arbitrator, mediator or Governmental Authority is pending or, to the actual knowledge of the Guarantor, threatened, by or against the Guarantor, or against any of its Properties or revenues, that, individually or in the aggregate, has caused or would reasonably be expected to cause a Material Guarantor Loss Event.

     (g) Except for a valid leasehold interest in the property located at 4800
N. Scottsdale Road, Scottsdale, Arizona 85251-7623, the Guarantor does not own, or have any leasehold interest in, any real property.

     (h) Set forth on Schedule 14(h) hereto is a true, accurate and complete list of all material Property of the Guarantor. The Guarantor has good title to all of such material Property, and none of such material Property is subject to any Lien other than Guarantor Permitted Liens.

     (i) There are no direct subsidiaries of the Guarantor except for the Borrower. All of the outstanding Capital Stock of the Borrower is owned beneficially and of record by the Guarantor, free and clear of all Liens other than the Liens described in item (i) and (ii) of Section 16(b) hereof. The sole business of the Guarantor is to hold the Capital Stock of the Borrower, and the Guarantor has no other business operations except those incidental to being a holding company of the Borrower.

     (j) The Guarantor is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event (other than the reorganization proceedings resulting from the Reorganization Plan) nor a Prohibited Transaction has occurred and is continuing with respect to any Employee Plan. No notice of intent to terminate an Employee Plan has been filed, nor has any Employee Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, an Employee Plan, nor has the PBGC instituted any such proceedings, nor has any Lien in favor of the PBGC arisen from the termination of any Single Employer Plan. Neither the Guarantor nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan. The Guarantor and each Commonly Controlled Entity has met its minimum funding requirements under ERISA with respect to all of its Employee Plans, and the present value of all vested benefits under each Employee Plan does not exceed the fair market value of all Employee Plan assets allocable to such benefits, as determined on the most recent valuation date of the Employee Plan and in accordance with the provisions of ERISA. Neither the Guarantor nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA or would reasonably be expected to become subject to any liability under ERISA if it were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Employee Plan Reorganization or Employee Plan Insolvency.

     (k) The Guarantor (i) possesses all licenses, permits, franchises and certificates necessary for the conduct of its business substantially as now conducted and as presently proposed to be conducted and (ii) is not in violation of any valid rights of any Person with respect to any of the foregoing or the use thereof, except where the failure to possess such license, permit, franchise or certificate or the violation of such rights that, individually or in the aggregate, has not caused and would not reasonably be expected to cause a Material Guarantor Loss Event.

     (l) The Guarantor (i) owns, or is licensed to use, all Intellectual Property necessary for the conduct of the Guarantor's business substantially as now conducted and (ii) is not in violation of any valid rights of any Person with respect to any of the foregoing or the use thereof, except for violations of such rights that, individually or in the aggregate, have not caused and would not reasonably be expected to cause a Material Guarantor Loss Event. No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property that, individually or in the aggregate, has caused and would reasonably be expected to cause a Material Guarantor Loss Event, nor does the Guarantor know of any valid basis for any such claim.

     (m) The Guarantor has filed or caused to be filed all federal, state, local, municipal, foreign and other Tax returns which are required to be filed and has paid all Taxes shown to be due and payable on such returns or on any assessments made against it or any of its Property and all other Taxes, fees or other charges (including any interest or penalty thereon) imposed on the Guarantor or any of its Property by any Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves to the extent required by GAAP have been provided on the books of the Guarantor). No Lien other than Liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings (but in each case only to the extent that adequate reserves with respect thereto are maintained on the books of the Guarantor to the extent required by GAAP) has been filed, and no claim is being asserted, with respect to any such Tax, fee or other charge. Except as set forth on Schedule 14(m) hereto, there is no ongoing audit or, to the best of the Guarantor's knowledge, other governmental investigation into the Tax liability of the Guarantor.

     (n) (i) Set forth on Schedule 14(n)(i) hereto is a true, complete and accurate list of all Indebtedness of the Guarantor as of the effective date of the Reorganization Plan, in each case showing the principal amount outstanding thereunder, the name of the lender in respect thereof and the name of any Person which has directly or indirectly guaranteed such Indebtedness.

         (ii) The Guarantor has no Unfunded Commitments.

         (iii) Set forth on Schedule 14(n)(iii) hereto is, as of the date hereof, a true, complete and accurate list of all of the bank and other depository accounts of the Guarantor, in each case showing the name on the account, the account number, the institution at which such account is held, the address of such institution, the identity of the primary contact at such institution for such account and the extent to which the funds in such account contain any funds held in trust for or on behalf of any customer or third Person. All cash and cash equivalents of the Guarantor are held in one or more Approved Deposit Accounts (as defined in the Parent Pledge Agreement).

         (iv) Set forth on Schedule 14(n)(iv) hereto is, as of the date hereof, a true, complete and accurate list of all of the securities, commodity, and other brokerage accounts of the Guarantor, in each case showing the name on the account, the account number, the institution at which such account is held, the address of such institution, the identity of the primary contact at such institution for such account and the extent to which the financial assets in such account contain are held in trust for or on behalf of any customer or third Person. All securities, notes, and other non-cash or non-cash-equivalent financial assets or instruments of the Guarantor are held in one or more Control Accounts (as defined in the Parent Pledge Agreement).

     (o) The Guarantor's obligations under this Guaranty rank senior to, or pari passu with, all of its other obligations, except as required by law.

     (p) (i) The Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (ii) The Guarantor is not a "public utility company", or a "holding company", or a "subsidiary company" of a "holding company, or an "affiliate" of a "holding company" or of a "subsidiary company of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or a "public utility" with the meaning of the Federal Power Act, as amended.

         (iii) Neither the execution of any of the Loan Documents nor the use of the proceeds of the Loan violates the Trading With the Enemy Act of 1917, as amended, or any of the foreign assets control regulations promulgated thereunder or under the International Emergency Economic Powers Act or the U.N. Participation Act of 1945.

         (iv) Except as set forth in Schedule 14(p)(iv) hereto, the Guarantor is not subject to regulation under any Requirement of Law which limits its ability to incur or guarantee indebtedness.

     (q) The Guarantor is not generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of the Loan will be used, whether directly or indirectly, for "purchasing" or "carrying" (as each such term is defined in Regulation U of the FRB) any Margin Stock or for any purpose which violates the provisions of any regulation of the FRB. The Guarantor does not own any Margin Stock.

     (r) (i) There are no strikes or other labor disputes against the Guarantor pending or threatened that, individually or in the aggregate, have caused or would reasonably be expected to cause a Guarantor Loss Event.

         (ii) Hours worked by and payments made to employees of the Guarantor have not been in violation of the Fair Labor Standards Act or any other applicable Requirements of Law dealing with such matters that, individually or in the aggregate, have caused or would reasonably be expected to cause a Guarantor Loss Event.

         (iii) All payments due from the Guarantor with respect to employee health and welfare insurance that, individually or in the aggregate, would reasonably be expected to cause a Guarantor Loss Event if not paid, have been paid or accrued as a liability on the books of the Guarantor.

         (iv) The Guarantor (A) is not a party to, or is bound by, any collective bargaining agreement, contract or other agreement, Contractual Obligation or understanding with a labor union or labor organization and (B) is not the subject of a proceeding asserting that the Guarantor has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it to bargain with any labor organization as to wages and conditions of employment.

     (s) None of the Guarantor's Subsidiaries is subject to any Subsidiary Restriction except Subsidiary Restrictions contained in the Loan Documents.

     (t) (i) The Reorganization Plan complies in all material respects with all applicable Requirements of Law, and all necessary creditor, judicial and other consents and approvals required for the consummation of the Reorganization Plan have been duly obtained and are in full force and effect. The consummation of the Reorganization Plan will not violate, or result in a breach of, or constitute a default under, any Requirement of Law or Contractual Obligation affecting the Guarantor or any of its Subsidiaries. The Guarantor has not agreed, nor will it agree, to any material amendment, waiver or other modification to any Bankruptcy Document unless such amendment, waiver or modification has been expressly approved by the Lender in writing.

         (ii) The Final Order for each Chapter 11 Case is in full force and effect. Upon the maturity (whether by acceleration or otherwise) of any of the obligations of the Guarantor or its Subsidiaries under any of the Loan Documents, the Lender shall be entitled to immediate payment of such obligations and to enforce the remedies provided under such Loan Document without further application to or order by the Bankruptcy Court.

     (u) All insurance policies of any kind or nature owned by or issued to the Guarantor, including, without limitation, policies for life, fire, theft, product liability, public liability, property damage, other casualty, workers' compensation, employee health and welfare, title, property and liability, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is reasonably appropriate or is customarily carried by companies of the size and character of the Guarantor.

     (v) The Guarantor has not directly or indirectly offered any interest in the Loan or in any of the obligations of any of the Loan Parties under any of the Loan Documents for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to, any Person that would subject the making of the Loan or the incurrence by any Loan Party of any of its obligations under any of the Loan Documents to registration under the Securities Act of 1933, as amended.

     (w) Set forth on Schedule 14(w) hereto is a true, complete and accurate list of (i) the location of all books and records pertaining to each item of Property of the Guarantor that constitutes Collateral, and (ii) each location, other than the foregoing, where any such Property is located.

     (x) Each representation and warranty made by the Borrower under the Credit Agreement is true and accurate in all respects. Each representation and warranty made by each Subsidiary Guarantor under Section 16 of the Subsidiary Guaranty is true and accurate in all respects.

     Section 15.   Affirmative Covenants. The Guarantor hereby agrees to:
                   ---------------------

     (a) Furnish to the Lender,

         (i) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year, the audited consolidated and unaudited consolidating balance sheet of the Guarantor and its Subsidiaries, as at the end of such Fiscal Year, and the related audited consolidated and unaudited consolidating statements of income and audited consolidated statement of cash flow for such Fiscal Year, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified by the Guarantor's Accountant and accompanied by a report of the Guarantor's Accountant expressing the opinion of the Guarantor's Accountant that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Guarantor and its Subsidiaries at the end of such Fiscal Year and the consolidated results of their operations and their cash flows for such Fiscal Year, in conformity with GAAP, without qualification or exception (other than with respect to a "going concern" qualification);

         (ii) as soon as available, but in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the unaudited consolidated and consolidating balance sheet of the Guarantor and its Subsidiaries as at the end of such Fiscal Quarter, and the related unaudited consolidated and consolidating statements of income and unaudited consolidated statement of cash flow for such Fiscal Quarter and the portion of such Fiscal Year then elapsed, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified by the chief financial officer of the Guarantor as being fairly stated in all material respects;

         (iii) as soon as available, but in any event not later than thirty (30) days after the end of each month, the unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the Fiscal Year through the end of such month, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated statements to be in reasonable detail, prepared without regard to "fresh start" accounting provisions, and certified by the chief financial officer of the Guarantor as being fairly stated in all material respects;

         (iv) as soon as available, but in any event not later than thirty (30) days after the end of each month, the unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the Fiscal Year through the end of such month, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated statements to be in reasonable detail, prepared with regard to "fresh start" accounting provisions, and certified by the chief financial officer of the Guarantor as being fairly stated in all material respects;

         (v) as soon as available, but in any event within twenty (20) days prior to the end of each Fiscal Year, the annual financial projections of the Guarantor and its Subsidiaries for at least the remaining term of the Loan, with such detail and in such form as is reasonably satisfactory to the Lender, including, at a minimum, projected detailed consolidated balance sheets and income and cash flow statements of the Guarantor and its Subsidiaries for the two next succeeding Fiscal Years, and a breakdown of such projections by Fiscal Quarter for the next succeeding Fiscal Year;

         (vi) within fifteen (15) days prior to the end of each Fiscal Quarter, updates to the financial projections for the next succeeding quarter;

         (vii) as soon as available, but in any event within forty-five (45) days after the end of each Fiscal Quarter, a report, in such form and detail as is reasonably satisfactory to the Lender, of the Guarantor's and its Subsidiaries' investment in Financing Transactions (including discontinued operations), by line of business, accrual status and impaired/unimpaired status, as of the end of such Fiscal Quarter, the reserve for credit losses as of the end of such

Fiscal Quarter and an analysis of write-offs and recoveries for such Fiscal Quarter, including such back-up detail as the Lender may reasonably request with respect to the specific Financing Transactions underlying any such aggregated information;

         (viii) as soon as available, but in any event not later than thirty
(30) days after the end of each month, a certification of Asset Value as of the end of such month, in the form attached as Exhibit K to the Credit Agreement and certified as true and correct by the chief financial officer of the Guarantor; and

         (ix) promptly, such financial and other information as the Lender may from time to time reasonably request.

All such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (subject to normal year-end adjustments).

     (b) Comply in all material respects with (i) all Contractual Obligations in respect of which the failure to comply could, individually or in the aggregate, reasonably be expected to cause a Guarantor Loss Event, (ii) the Reorganization Plan, (iii) all Senior Note Documents, (iv) all Debt Instruments and (v) all Loan Documents.

     (c) Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material obligations of whatever nature, including income, real property or other Taxes, except where (i) the amount or validity of such Taxes is currently being contested in good faith by appropriate proceedings and reserves to the extent required by GAAP with respect thereto have been provided on the books of the Guarantor or (ii) the failure to make such payment would not reasonably be expected to cause a Guarantor Loss Event.

     (d) (i) Continue to engage in businesses of the same general type as now conducted by the Guarantor, (ii) preserve, renew and keep its existence in full force and effect and (iii) take all reasonable action to maintain all rights, privileges and franchises, including all licenses, permits and registration issued by or filed with any Governmental Authority, and all Intellectual Property, necessary or desirable in the normal conduct of its business.

     (e) (i) Maintain its physical Property in good working order and condition, ordinary wear and tear excepted except where, in the good faith business judgment of the Guarantor, such preservation or maintenance is either not necessary or not appropriate for the prudent management of the business of the Guarantor.

         (ii) Maintain with financially sound and reputable insurance companies insurance on all its Property and on all of the Property of each of its Subsidiaries in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against by companies engaged in similar businesses and owning similar properties in the same general area in which the Guarantor or such Subsidiary operates, as the case may be.

         (iii) Maintain such liability insurance, including workers' compensation and errors and omissions insurance, in such amounts and of such types as are customary for businesses similar to that of the Guarantor and each of its Subsidiaries, as the case may be, as are otherwise reasonably acceptable to the Lender with financially sound and reputable insurance companies or such self insurance as is consistent with the past practice of the Guarantor and its Subsidiaries.

     (f) (i) Keep books of records and accounts in which full and accurate entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

         (ii) Permit representatives of the Lender at the Guarantor's cost to visit and inspect any of its Properties and examine and make abstracts from any of the Guarantor's books and records at any reasonable time and as often as may reasonably be desired, conduct field audits of the assets and operations of the Guarantor, and discuss the business, operations, Properties and financial and other condition of the Guarantor with officers and employees of the Guarantor and with the Guarantor's Accountant .

     (g) Promptly after the Guarantor knows or should have known of the occurrence of any of the events described below, give notice to the Lender of:

         (i) the occurrence of any Default;

         (ii) any (A) default or event of default under any Contractual Obligation of the Guarantor or any other Loan Party, in each case, involving or relating to an amount in excess of Twenty Five Million Dollars ($25,000,000), or
(B) litigation, investigation or proceeding which may exist at any time between the Guarantor or any other Loan Party and any Governmental Authority other than litigation, investigations or proceedings relating to Taxes where the amount at issue is less than Twenty Five Million Dollars ($25,000,000);

         (iii) any litigation or proceeding (including any litigation or proceeding under any Environmental Law) affecting the Guarantor or any Loan Party in which the disputed amount involved against such Guarantor or Loan Party is Twenty Five Million Dollars ($25,000,000) or more (and which amount is not reasonably expected to be covered by insurance or other third-party indemnity), or in which injunctive or similar relief is sought the effect of which, if granted, would reasonably be expected to cause a Guarantor Loss Event;

         (iv) the following events, as soon as possible and in any event within thirty (30) days after any executive officer or director of the Guarantor knows or should have known of the existence of any of the following: (i) the occurrence of any Reportable Event with respect to any Employee Plan, a failure to make any required contribution to an Employee Plan within the time prescribed by applicable law, the creation of any Lien on the assets of the Guarantor or any Commonly Controlled Entity in favor of the PBGC, or any withdrawal from, or the termination, Employee Plan Reorganization or Employee Plan Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Guarantor or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Employee Plan Reorganization or Employee Plan Insolvency of, any Employee Plan; and

         (v) any development or event which has had or would reasonably be expected to have a Guarantor Material Adverse Effect;

Each notice pursuant to this Section 15(g) shall be accompanied by a statement of the chief executive officer, president, or chief financial officer of the Guarantor setting forth details of the occurrence referred to therein and, with respect to (i)-(v) above, stating what action the Guarantor or the relevant Loan Party proposes to take with respect thereto.

     (h) Comply with all Requirements of Law and Constituent Documents, except where the failure to comply with such Requirements of Law or Constituent Documents would not, individually or in the aggregate, reasonably be expected to cause a Guarantor Loss Event.

     (i) (i) With respect to any Property of the Guarantor (other than any Property described in clause (ii) below) as to which the Collateral Trustee does not have a first priority perfected Lien following the Closing Date, upon the request of Lender or, with respect to Property acquired by the Guarantor after the Closing Date with a value in excess of Two Hundred Fifty Thousand Dollars ($250,000), promptly after such acquisition (A) execute and deliver to the Collateral Trustee such Security Documents or amendments to any Security Document or such other documents as are necessary to grant to the Collateral Trustee a security interest in such Property and (B) take all actions necessary or advisable to grant to the Collateral Trustee a perfected first priority security interest in such Property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Documents or by law or as may be requested by the Lender and the filing of Aircraft Mortgages.

         (ii) With respect to any fee or leasehold interest in any real estate of the Guarantor as to which the Collateral Trustee does not have a first priority perfected Lien following the Closing Date, upon the request of the Lender or, with respect to such interest having a value (together with improvements thereof) of at least Two Hundred Fifty Thousand Dollars ($250,000) acquired by the Guarantor after the Closing Date, promptly after such acquisition (A) execute and deliver a first priority (except to the extent that such Liens affect such real estate) Mortgage, as the case may be, in favor of the Collateral Trustee, covering such real estate, (B) if requested by the Lender, provide the Collateral Trustee with title and extended coverage insurance, together with surveys covering such real estate, any consents or estoppels reasonably deemed necessary or advisable by the Lender, any legal opinions relating to the matters described above, all of which insurance, surveys, consents, estoppels and legal opinions shall be in form and substance reasonably satisfactory to the Lender.

     (j) Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof. The Guarantor shall furnish to the Lender at such times as the Lender may require, proof satisfactory to the Lender of the making of payments or deposits in accordance with all Requirements of Law, including, without limitation, payments or deposits with respect to amounts withheld by the Guarantor from wages and salaries of employees and amounts contributed by the Guarantor on account of federal and other income or wage Taxes and amounts due under the Federal Insurance Contributions Act, as amended.

     (k) If any Accounting Change shall occur and such change results in a change in the method of calculation of any covenant, standard or term of the Credit Agreement, promptly notify the Lender of such Accounting Change.

     (l) Hold all cash and cash equivalents of the Guarantor (including, without limitation, all proceeds of Collateral) only in Approved Deposit Accounts (as defined in the Parent Pledge Agreement).

     (m) Take, or cause to be taken, all actions necessary, proper, advisable or reasonably requested by the Lender to consummate the transactions contemplated hereby and by the other Loan Documents, to protect the rights granted to the Lender hereunder and under the other Loan Documents and to otherwise carry out the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, the execution, delivery and filing of such other agreements, instruments, certificates, notices and other documents as are necessary, proper, advisable or reasonably requested by the Lender to perfect the Collateral Trustee's security interest in the Collateral and maintain at all times the Collateral Trustee's Lien created under the Security Documents.

     (n) On or within five days (5) prior to the last day of every calendar month, contribute to the Borrower any cash or cash equivalents of the Guarantor which, when aggregated, exceed the amounts reasonably required and intended to be used by the Guarantor to pay its (i) Operating Expenses due and payable during the next thirty (30) days, (ii) Taxes due and payable during the next thirty (30) days, and (iii) Indebtedness, at such times and in such amounts as permitted by Section 16(a) hereof, due and payable during the next thirty (30) days.

     Section 16.   Negative Covenants. The Guarantor hereby agrees that it shall
                   ------------------
not:

     (a) Create, incur, assume or suffer to exist any Indebtedness, except:

         (i) Indebtedness pursuant to any Loan Document; and

         (ii) the Senior Notes.

     (b) Create, incur, assume or suffer to exist any Lien upon the Guarantor's Property or revenues, whether now owned or hereafter acquired, except for the following (collectively, "Guarantor Permitted Liens"):

         (i) Liens created by the Security Documents;

         (ii) Liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings (but in each case only to the extent that adequate reserves with respect thereto are maintained on the books of the Guarantor to the extent required by GAAP);

         (iii) pledges or deposits in connection with workers' compensation, unemployment insurance, social security and other legislation affecting the Guarantor or its Subsidiaries;

         (iv) any interest or title of a lessor under any lease entered into by the Guarantor as a lessee in the ordinary course of business (and not concurrently as a sublessor) and covering only the assets so leased (and related general intangibles and identifiable proceeds specifically related to such assets) and any deposits to secure such leases not to exceed Five Million Dollars ($5,000,000) in the aggregate;

         (v) deposits for the leasehold interest described in Section 14(g); and

         (vi) Liens securing Indebtedness of the Guarantor.

     (c) Enter into any merger, consolidation, reorganization or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or split, combine or reclassify any of its Capital Stock, or materially amend its Constituent Documents, or make any material change in the character of its business.

     (d) Make any Disposition of its assets, whether now owned or hereafter acquired.

     (e) Declare or pay any Restricted Payments.

     (f) At any time, directly or indirectly, become or be liable in respect of any Guaranty Obligations, or assume, guaranty, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for those relating to (i) Guaranty Obligations in favor of the Lender in respect of obligations of the Loan Parties to the Lender, (ii) Guaranty Obligations arising in connection with indemnity programs for employees or (iii) Guaranty Obligations arising in connection with Asset Sales of the Borrower where recourse is limited to the proceeds from the sale of such assets.

     (g) Make or suffer to exist any advance, loan, extension of credit (by way of guaranty or otherwise) or Investment, except for:

         (i) Investments in Cash Equivalents;

         (ii) Guaranty Obligations permitted by Section 16(f);

         (iii) Loans and advances to employees to meet expenses incurred by such employees in the ordinary course of business and the loans listed on Schedule 16(g)(iii) hereto made pursuant to Employee Plans; and

         (iv) Investments in Subsidiaries existing on the date hereof.

     (h) Own or create any direct Subsidiaries other than the Borrower.

     (i) (i) Pay, or enter into any Contractual Obligation providing for the payment of, any management or similar fees to any Person except pursuant to the Management Agreement; and

         (ii) Except for the Management Agreement, enter into any transaction, including any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transaction is (A) in the ordinary course of business and (B) upon terms no more favorable to such Affiliate, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

     (j) (i) Make or offer to make any payment, prepayment, repurchase or redemption of, or otherwise defease or segregate funds with respect to the principal of, any of the Senior Notes or any other Debt Instruments except as expressly required by the terms of the applicable Senior Note Document or Debt Instrument, as the case may be, or as approved by the Lender, or (ii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Debt Instrument (other than any such amendment, modification, waiver or other change that (A) would extend the maturity or reduce the amount of any payment of principal of the relevant obligation or which would reduce the rate or extend the date for payment of interest thereon and (B) does not involve the payment of a consent or other similar fee), or (iv) change the interest payment date of any of the Senior Notes.

(k) Enter into any arrangement with any Person providing for the leasing by the Guarantor as lessee of Property which has been or is to be sold or transferred by the Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of the Guarantor, except where the Lender has previously approved such arrangement or transaction.

     (l) Change or permit any change to the Fiscal Year or Fiscal Quarter of the Guarantor.

     (m) Enter into with any Person, or suffer to exist, any agreement that prohibits or limits the ability of the Guarantor to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, other than this Guaranty and the other Loan Documents.

     (n) Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Guarantor to (i) pay dividends or make any other distributions in respect of any Capital Stock of the Guarantor held by, or pay any Indebtedness owed to, the Borrower or any of the Borrower's Subsidiaries, (ii) make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (iii) transfer any of its assets to the Borrower or any Subsidiary of the Borrower, except in each case as permitted by the Credit Agreement.

     (o) (i) Engage in any business, directly or indirectly, except to hold the Capital Stock of the Borrower and activities incidental to being a holding company of the Borrower; and

         (ii) Enter into any Contractual Obligation or understanding that restrains, restricts, limits or impedes, in any geographic area, the ability of the Guarantor or any of its Subsidiaries to engage in any line of business in which the Guarantor or such Subsidiary, as the case may be, is engaged as of the date hereof, except for restrictions on competition in connection with Asset Sales permitted hereunder to the extent reasonably tailored to the scope of the assets sold.

     (p) (i) Purchase or agree to Purchase any Property or assets, other than any Purchase of equipment, furniture, fixtures or supplies for use (but not for resale or re-lease) in the ordinary course of business; or

         (ii) Make any Acquisitions.

     (q) Make, or permit any of its Subsidiaries to make, any Capital Expenditures (excluding Capital Expenditures by a Subsidiary with respect to assets held for sale, lease or disposition) of more than Ten Million Dollars ($10,000,000) in the aggregate per Fiscal Year, beginning with the Fiscal Year ending December 31, 2001, provided that to the extent aggregate Capital Expenditures are less than Ten Million Dollars ($10,000,000) for any Fiscal Year, the amount not expended may be carried forward and expended in a succeeding Fiscal Year, provided, further, that notwithstanding the foregoing, in no event may aggregate Capital Expenditures exceed Twenty Million Dollars ($20,000,000) in any given Fiscal Year.

     (r) Without the prior written approval of the Lender, make or permit any material change in financial accounting policies or financial reporting practices, or the application of such policies or practices to the books and records of any Loan Party, other than changes (i) that are required by GAAP or the regulations of the Securities and Exchange Commission or in actuarial methodologies under any Employee Plan, and (ii) for which the Borrower has complied with Section 15(k) hereof.

     (s) Pledge, hypothecate, otherwise grant any security interest in the Intercompany Note to any Person other than for the benefit of the Lender and the holders of Senior Notes pursuant to the Senior Note Indenture.

     (t) Following the occurrence of any Default or Event of Default, use any Collateral to make any payment in respect of the Senior Notes.

     (u) Transfer any assets to, purchase any Capital Stock of, contribute any capital to, or make any loan to any Subsidiary of the Guarantor other than the Borrower.

     Section 17. Governing Law. This Guaranty and the rights and obligations of
                 -------------
the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     Section 18.  Submission to Jurisdiction; Service of Process.
                  ----------------------------------------------

     (a) Any legal action or proceeding with respect to this Guaranty, and any of the other Loan Documents, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (b) The Lender may serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

     (c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase Dollars with such other currency at the spot rate of exchange quoted by The Bank of New York at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

     Section 19. Waiver of Jury Trial. The Lender and the Guarantor irrevocably
                 --------------------
waive trial by jury in any action or proceeding with respect to this Guaranty and any of the other Loan Documents.

     Section 20. Notices. Any notice or other communication herein required or
                 -------
permitted shall be given as provided in Section 8.2 of the Credit Agreement in the case of the Guarantor to the Guarantor in care of the Borrower.

     Section 21. Severability. Wherever possible, each provision of this
                 ------------
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Section 22. Collateral. The Guarantor hereby acknowledges and agrees that
                 ----------
its obligations under this Guaranty are secured pursuant to the terms and provisions of the Security Documents executed by it in favor of the Lender or the Collateral Trustee and covenants that it shall not grant any Lien with respect to its Property in favor, or for the benefit, of any Person other than the Secured Parties (as defined in the Security Documents).

     Section 23. Costs and Expenses. The Guarantor agrees to pay or reimburse
                 ------------------
the Lender upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Lender in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

     Section 24. Waiver. The Guarantor hereby irrevocably and unconditionally
                 ------
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damage in any legal action or proceeding in respect of this Guaranty or any of the other Loan Documents.

     Section 25. Entire Agreement. This Guaranty, taken together with all of the
                 ----------------
other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.

                                        The FINOVA Group Inc.



                                        By: /s/ William J. Hallinan
                                            --------------------------
                                            Name: William J. Hallinan
                                            Title: President





Acknowledged and agreed to as of the date first above written:

Berkadia LLC,
  as Lender

     By: Berkadia Management LLC, its Manager

         /s/ Marc D. Hamburg
         ------------------------------------
         Name: Marc D. Hamburg
         Title: President

                             Appendix A to Guaranty

                                   Definitions


     The following capitalized terms have the respective meanings set forth below:

     "Guarantor Loss Event" means (a) a Guarantor Material Adverse Effect, or
(b) the incurrence by the Guarantor or any of its Subsidiaries of liabilities, costs, expenses, charges, penalties, fines, damages, indemnity obligations or other obligations in excess of Twenty-Five Million Dollars ($25,000,000) in the aggregate.

     "Guarantor Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, assets, liabilities (actual or contingent) or prospects of the Guarantor and its Subsidiaries, taken as a whole, (b) the ability of the Guarantor to perform its obligations under the Loan Documents, (c) the ability of the Borrower or any Subsidiary Guarantor other than a Subsidiary Guarantor listed on Schedule 3.25(a) of the Credit Agreement to perform its obligations under the Loan Documents, (d) the ability of one or more Subsidiary Guarantors (including the Subsidiary Guarantors listed on Schedule 3.25(a) of the Credit Agreement) to perform its obligations under the Loan Documents if such Guarantor or Guarantors have or had, in the aggregate, total assets with a book value in excess of Twenty-Five Million Dollars ($25,000,000) at the time of such material adverse effect or at any time during the shorter of (i) the twelve (12) months prior thereto or (ii) the period beginning on the Closing Date and ending on the time of such material adverse effect, or (e) the validity or enforceability of the Collateral Trustee's Liens or the priority or perfection of the Collateral Trustee's Liens on the Collateral.

     "Guarantor SEC Reports" means, collectively, the Form 10-K/A filed by the Guarantor with the Securities and Exchange Commission for the year ended December 31, 2000, and other reports and statements filed by the Guarantor with the Securities and Exchange Commission subsequent to the filing of such Form 10-K/A and prior to the date hereof.

     "Material Guarantor Loss Event" means (a) a Guarantor Material Adverse Effect or (b) the incurrence by the Guarantor or any of its Subsidiaries of liabilities, costs, expenses, charges, penalties, fines, damages, indemnity obligations or other obligations in excess of One Hundred Million Dollars ($100,000,000) in the aggregate, except as expressly permitted by this Agreement.

     In addition to the foregoing, the following terms defined in the Credit Agreement have their respective meanings as defined in the Credit Agreement, except that all references in such definitions to the "Borrower" shall be replaced with the "Guarantor" such that each of such terms shall be defined with respect to the Guarantor:

     (a)      "Commonly Controlled Entity";

     (b)      "Employee Plan";

     (c)      "Employee Plan Insolvency";

     (d)      "Employee Plan Reorganization"

     (e)      "Multiemployer Plan"; and

     (f)      "Single Employer Plan".





















                                      -A2-